Monthly Certificateholder Statement
                             FASCO Auto Trust 1996-1
                     6.65% Class A Asset-Backed Certificates
                    10.00% Class B Asset-Backed Certificates

Distribution Date                                                        8/15/96
Collection Period                                                           7/96

     Under the Pooling and Servicing Agreement dated as of June 28, 1996 (the "Agreement") by and among Financial Asset Securities Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1     Certificates.

(a)      The aggregate amount of the distribution
         to Class A Certificateholders on the Distribution
         Date set forth above                                      $1,698,822.40

(b)      The amount of the distribution set forth in
         paragraph A.1. (a) above in respect of interest             $465,922.68

(c)      The amount of the distribution set forth in
         in paragraph A.1. (a) above in respect of principal       $1,232,899.72

(d)      The amount of the distribution set forth in
         paragraph A.1. (a) above, per  $1,000 interest                   $20.11

(e)      The amount of the distribution set forth in
         paragraph A.1. (b) above, per $1,000 interest                     $5.52

(f)      The amount of the distribution set forth in
         paragraph A.1. (c) above, per $1,000 interest                    $14.60

(g)      The  aggregate   amount  of  the
         distribution  to  Class  B
         Certificateholders on the Distribution
         Date set forth above (given to the Collateral
         Agent for deposit into the Spread Account)                  $101,765.02

(h)      The amount of the distribution set forth in
         paragraph A.1. (g) above in respect of interest              $36,875.56

(i)      The amount of the distribution set forth in
         in paragraph A.1. (g) above in respect of principal          $64,889.46

(j)      Scheduled Payments due in such Collection Period          $2,613,489.98

(k)      Scheduled Payments collected in such
         Collection Period                                         $2,615,686.00

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances

(a)      The aggregate Principal Balance of the
         Receivables as of the close of business
         on the last day of the preceding Collection  Period      $88,501,339.65

(b)      The Class A Certificates Balance as of the
         close of business on the last day set  forth
         above,  after  giving  effect to
         payments allocated to principal in
         paragraph A.1.(c) above                                  $82,843,372.95

(c)      The Class A Certificates Balance as of
         the close of business on the last day set
         forth  above,  after  giving  effect to
         payments allocated to principal
         in paragraph A.1.(c) above                                $4,360,177.52

(d)      The Pool factor as of the close of business
         on the last day set forth above                               0.9809090

     2     Servicing Fee and Purchased Receivables.

(a)      The aggregate amount of the Servicing Fee
         (exclusive of the Standby Fee paid to the
         Standby Servicer) paid to the Servicer with
         respect to the Collection Period set forth above            $158,610.35

(b)      The aggregate amount of the Standby Fee
         paid to the Standby Servicer with respect to the
         Collection Period set forth above.                            $5,900.09

(c)      The amount of the payment set forth in
         paragraph B.2. (a) above per $1,000 interest                      $1.88

(d)      The amount of the payment set forth in
         paragraph B.2. (b) above per $1,000 interest                      $0.07

(e)      The amount of any unpaid Servicing Fee                            $0.00

(f)      The change in the amount of any unpaid
         Servicing Fee from the prior Distribution Date                    $0.00

         The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
         Period
                Number                                                         5
                Aggregate Purchase Amount                             $72,982.11

     3     Payment Shortfalls.

(a)      The amount of the Class A Interest Carryover shortfall
         after giving effect to the payments set forth in
         paragraph A.1. (b) above                                          $0.00

(b)      The  amount of the  Class A  Principal  Carryover  Shortfall after giving effect to the payment set forth in
         paragraph A.1. (c) above                                          $0.00

(c)      The amount of the Class B Interest Carryover shortfall after giving effect to the payments set forth in
         paragraph A.1. (h) above                                          $0.00

(d)      The  amount of the  Class B  Principal  Carryover  Shortfall after giving effect to the payment set forth in
         paragraph A.1. (i) above                                          $0.00


     4     Payahead Account.

(a)      The aggregate Payahead Balance on the
         prior Distribution Date                                      $26,431.77

(b)      Distributions (to) from Collection Account                   $20,310.13
         for Payaheads

(c)      Interest earned on Payahead Balances                            $133.79

(d)      Ending Payahead Account Balance                              $46,875.69

     5     Spread Account.

(a) The Specified Spread Account Balance with respect to such Distribution Date and the Spread Account Balance on the Distribution Date set forth above, after giving effect to distributions made on such Distribution Date
                Specified Spread Account Balance                  $11,118,452.68
                Spread Account Balance                             $4,110,097.98

(b)      The change in the spread account on the Distribution
          Date set forth above                                       $965,458.03

     6     Policy

(a)      The amount paid to the Certificateholders
         under the Policy for such Distribution Date                       $0.00

(b)      The amount distributable to the Certificate
         Insurer on such Distribution Date                            $24,162.65

     7     Losses and Delinquencies.

(a)      The aggregate amount of Realized Losses on the
         Distribution Date set forth above                                 $0.00

(b)      The change in the aggregate amount of
         Realized Losses from the prior Distribution Date                  $0.00

(c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                Number                                                       216
                Aggregate Gross Amount                             $3,090,000.00

(d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                Number                                                        23
                Aggregate Gross Amount                               $283,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                      3.21%

           (b)      Average Delinquency Ratio                              2.10%

           (c)      Average Default Rate                                   0.67%

           (d)      Average Loss Ratio                                     0.00%

           (e)      Is a Portfolio Performance Test violation continuing?     No

           (f)      Has an Insurance Agreement Event of Default occurred?     No

CPS Auto Grantor Trust 1995-4
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                           NO
     Deficiency Claim Amount                                                0.00

Is there a Class B Deficiency?                                                NO
     Class B Deficiency                                                     0.00
     Cash Available this month to cover Class B Deficiency                  0.00

Inputs
     Gross Collection Proceeds:                                     3,042,591.67
     Lock Box NSF Items:                                             (82,735.43)
     Transfers from (to) Payahead Account:                           (20,310.13)
     Collection Account Interest                                        6,764.80
     Payahead Account Interest                                            133.79
     Total Collection Proceeds:                                     2,946,444.70
     For Distribution Date:                                              8/15/96
     For Determination Date:                                              8/8/96
     For Collection Period:                                                 7/96


Collateral Activity Information
      Principal
      Beginning Principal Balance                                                                 88,501,339.65
                             Principal portion of payments collected (non-prepayments)                                   973,929.07
                             Prepayments in full allocable to principal                                                  250,878.00
                      Collections allocable to principal                                           1,224,807.07
                      Partial prepayments relating to various contracts or policies                        0.00
                      Liquidation Proceeds allocable to principal                                          0.00
                      Purchase Amounts allocable to principal                                         72,982.11
                                                                                             -------------------
               Total Principal                                                                     1,297,789.18

               Realized Losses                                                                             0.00
               Cram Down Losses                                                                            0.00

      Ending Principal Balance                                                                    87,203,550.47

      Interest
                      Collections allocable to interest                                            1,641,756.93
                      Liquidation Proceeds allocable to interest                                           0.00
                      Purchase Amounts allocable to interest                                               0.00
                      Recoveries from Liquidated Receivables from prior periods                            0.00
                                                                                             -------------------
               Total Interest                                                                      1,641,756.93

Certificate Information
      Beginning of Period Class A Principal Balance                                               84,076,272.67
      Beginning of Period Class B Principal Balance                                                4,425,066.98

Miscellaneous Balances
      Beginning of Period Spread Account Balance                                                   3,144,639.95
      Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           11,108.12
      Aggregate Payahead Balance                                                                      46,741.90
      Aggregate Payahead Balance for preceding Distribution Date                                      26,431.77
      Interest Earned on Payahead Balances                                                               133.79
      Scheduled Payments due in Collection Period                                                  2,613,489.98
      Scheduled Payments collected in Collection Period                                            2,615,686.00
      Aggregate Amount of Realized Losses for preceding Distribution Date                                  0.00

Miscellaneous Current Expenses
      Trustee's out-of-pocket expenses                                                                 2,500.00
      Collateral Agent's expenses                                                                          0.00
      Transition Expenses to Standby Servicer                                                              0.00
      Transition Expenses to successor Servicer                                                            0.00
      Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

Miscellaneous Unpaid Amounts from Prior Collection Periods
      Unpaid Standby Fee from prior Collection Periods                                                     0.00
      Unpaid Servicing Fee from prior Collection Periods                                                   0.00
      Unpaid Trustee Fee from prior Collection Periods                                                     0.00
      Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
      Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
      Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

Delinquency Information                                      Aggregate Gross
                                                                  Amount
                                         # of Receivables    of Receivables
                                         ----------------    --------------
      31 - 59 days delinquent                       216        3,090,000.00
      60+ days delinquent                            23          283,000.00


Purchased Receivables                                          Aggregate
                                                              Purchase Amt
                                         # of Receivables    of Receivables
                                         ----------------    --------------
                                                      5           72,982.11


Information for Portfolio Performance Tests
      Principal Balance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
               related Collection Period.                                                         3,373,000.00
      Principal Balance   of   all   Receivables   that   became   Purchased
               Receivables  as of  the close of  business on the
               last day of the  related  Collection  Period  and that  were
               delinquent 30 days or more.                                                           72,982.11
      Principal Balance   of   all   Receivables   that   became   Defaulted
               Receivables during the related Collection Period.                                     97,888.13

      Delinquency Ratio for second preceding Determination Date                                           0.99%
      Delinquency Ratio for third preceding Determination Date                                            0.00%

      Default Rate for second preceding Determination Date                                                0.00%
      Default Rate for third preceding Determination Date                                                 0.00%

      Net Loss Ratio for second preceding Determination Date                                              0.00%
      Net Loss Ratio for third preceding Determination Date                                               0.00%


      Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
      Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,866,564.00
                           Liquidation Proceeds                                                                 0.00
                           Recoveries                                                                           0.00
                           Purchase Amounts                                                                72,982.11
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                      6,764.80
                           Investment earnings from Payahead Account                                          133.79
                                                                                                  -------------------
           Total Distribution Amount                                                                    2,946,444.70


     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      973,929.07
                           Prepayments in full allocable to principal                                     250,878.00
                           Principal Balance of Liquidated Receivables                                          0.00
                           Purchase Amounts allocable to principal                                         72,982.11
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      1,297,789.18

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      1,297,789.18
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        1,232,899.72
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              1,232,899.72

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          84,076,272.67
                    Multiplied by Certificate Pass-Through Rate                                                6.65%
                    Multiplied by 30/360, or for the first Distribution Date, by 17/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 465,922.68


           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      1,297,789.18
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                 64,889.46

           Class B Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                           4,425,066.98
                    Multiplied by Certificate Pass-Through Rate                                               10.00%
                    Multiplied by 30/360, or for the first Distribution Date, by 17/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         36,875.56


Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
Interest on Class B Principal Carryover Shortfall                                                               0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
Interest on Class A Principal Carryover Shortfall                                                               0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00



Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):


                                                                                        Use    Source    act distributed    Source

(i)      Standby Fee                                                                5,900.09  2,946,444.70     5,900.09 2,946,444.70
         Servicing Fee (2.0%)                                                     147,502.23  2,940,544.61   147,502.23         0.00
         Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)     11,108.12  2,793,042.38    11,108.12         0.00
         Unpaid Standby Fee from prior Collection Periods                               0.00  2,781,934.26         0.00
         Unpaid Servicing Fee from prior Collection Periods                             0.00  2,781,934.26         0.00
(ii)     Transition Expenses to Standby Servicer                                        0.00  2,781,934.26         0.00
(iii)    Trustee Fee                                                                1,106.27  2,781,934.26     1,106.27
         Trustee's out-of-pocket expenses                                           2,500.00  2,780,827.99     2,500.00
         Unpaid Trustee Fee from prior Collection Periods                               0.00  2,778,327.99         0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods          0.00  2,778,327.99         0.00
(iv)     Collateral Agent Fee                                                       1,106.27  2,778,327.99     1,106.27
         Collateral Agent Expenses                                                      0.00  2,777,221.72         0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                     0.00  2,777,221.72         0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                 0.00  2,777,221.72         0.00
(v)      Class A Interest Distributable Amount                                    465,922.68  2,777,221.72   465,922.68
         Class A Interest Carryover Shortfall                                           0.00  2,311,299.04         0.00
(vi)     Class B Coupon Interest                                                   36,875.56  2,311,299.04    36,875.56
         Class B Carryover Interest                                                     0.00  2,274,423.48         0.00
(vii)    Class A Principal Distributable Amount                                 1,232,899.72  2,274,423.48 1,232,899.72 1,713,544.98
         Class A Principal Carryover Shortfall                                          0.00  1,041,523.76         0.00 1,713,544.98
(viii)   Certificate Insurer Premium                                               24,162.65  1,041,523.76    24,162.65
         Certificate Insurer Premium Supplement                                         0.00  1,017,361.11         0.00
         Other Reimbursement Obligations to Certificate Insurer                         0.00  1,017,361.11         0.00
(ix)     Transition Expenses to successor Servicer                                      0.00  1,017,361.11         0.00
(x)      Class B Principal Distributable Amount - Unadjusted                       64,889.46  1,017,361.11    64,889.46
         Current Month Class B Principal Carryover Shortfall                            0.00    952,471.65         0.00
         Class B Principal Carryover Shortfall - Previous Month(s)                      0.00    952,471.65         0.00
         Adjusted Class B Principal Distributable Amount                           64,889.46    952,471.65    64,889.46
(xi)     Remaining amounts to Collateral Agent for deposit in Spread Account      952,471.65    887,582.19   887,582.19
                                                                                                                   0.00


     Certificate Balance
           Class A Beginning of Period Principal Balance                                               84,076,272.67
                    Class A Principal Distributions                                                     1,232,899.72
           Class A End of Period Principal Balance                                                     82,843,372.95

           Class B Beginning of Period Principal Balance                                                4,425,066.98
                    Class B Principal Distributable Amount                                                 64,889.46
           Class B End of Period Principal Balance                                                      4,360,177.52

Carryover Shortfalls After Current Distributions
Class B principal Carrryover Shortfall
the excess if any, of
     the sum of
           Class B Principal Distributable Amount                                                          64,889.46
           Class B Principal Carryover Shortfall                                                                0.00
     over
           amount actually distributed as principal                                                        64,889.46
                                                                                                  -------------------
                                                                                                                0.00
Class B Interest Carrryover Shortfall
the excess if any, of
     the sum of
           Class B Coupon Interest Amount                                                                  36,875.56
           Class B Interest Carryover Shortfall                                                                 0.00
     over
           amount actually distributed as interest                                                         36,875.56
                                                                                                  -------------------
                                                                                                                0.00
Class A principal Carrryover Shortfall
the excess if any, of
     the sum of
           Class A Principal Distributable Amount                                                       1,232,899.72
           Class A Principal Carryover Shortfall                                                                0.00
     over
           amount actually distributed as principal                                                     1,232,899.72
                                                                                                  -------------------
                                                                                                                0.00
Class A Interest Carrryover Shortfall
the excess if any, of
     the sum of
           Class A Interest Distributable Amount                                                          465,922.68
           Class A Interest Carryover Shortfall                                                                 0.00
     over
           amount actually distributed as interest                                                        465,922.68
                                                                                                  -------------------
                                                                                                                0.00

Deficiency Claim Amount
     (i)   Total Distribution Amount                                                                    2,946,444.70
     (ii)  Amounts payable pursuant to Section 4.6(c) (i) - (ix)                                        1,929,083.59
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Deficiency Claim Amount                                                                              0.00

Class B Deficiency
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                      101,765.02
     ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                          101,765.02
           If (i) is less than (ii), there is a Class B Deficiency                                                NO
           Class B Deficiency                                                                                   0.00


Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              3,373,000.00
                                  Purchased receivables more than 30 days delinquent                       72,982.11
                                                                                                  -------------------
                                  Total                                                                 3,445,982.11

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                  107,271,017.49
                    Delinquency Ratio                                                                          3.21%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                3.21%
                           Delinquency Ratio for second preceding Determination Date                           0.99%
                           Delinquency Ratio for third preceding Determination Date                            0.00%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  2.10%           1.40%

                    Calculation of Default Rate (Current Period)
                           Default Amount
                                  Principal Balance of Defaulted Receivables                               97,888.13

                                                                                                  -------------------
                                  Total                                                                    97,888.13

                           Calculation of Average Principal Balance
                                  Aggregate Principal Balance at end of related Collection Pd.         87,203,550.47
                                  Aggregate Prin. Bal. at end of 2nd preceding Collection Pd.          88,501,339.65
                                                                                                  -------------------
                                                                                                       87,852,445.06

                    Default Rate                                                                               1.34%

                    Calculation of Average Default Rate
                           Default Rate for most recent Determination Date                                     1.34%
                           Default Rate for second preceding Determination Date                                0.00%
                           Default Rate for third preceding Determination Date                                 0.00%
                                                                                                  -------------------
                    Average Default Rate                                                                       0.67%

                    Calculation of Net Loss Ratio (Current Determination Date)
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of                         0.00
                                           Liquidated Receivables

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                                      0.00
                                                                                                  -------------------
                                  Net Liquidation Losses                                                        0.00

                           Calculation of Average Principal Balance
                                  Aggregate Principal Balance at end of related Collection Pd.         87,203,550.47
                                  Aggregate Prin. Bal. at end of 2nd preceding Collection Pd.          88,501,339.65
                                                                                                  -------------------
                           Average Principal Balance                                                   87,852,445.06

                    Net Loss Ratio                                                                             0.00%
Calculations

                    Calculation of Average Loss Ratio
                           Net Loss Ratio for most recent Determination Date                                   0.00%
                           Net Loss Ratio for second preceding Determination Date                              0.00%
                           Net Loss Ratio for third preceding Determination Date                               0.00%
                                                                                                  -------------------
                    Average Loss Ratio                                                                         0.00%


     Spread Account
           Spread Account Cap
                           12.75% of Outstanding Certificate Balance                                                   11,118,452.68
                           15% of Outstanding Certificate Balance                                                      13,080,532.57
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                     ---------------
                    Cap Amount                                                                         11,118,452.68

           Spread Account Floor
                           3.5% of the Initial Certificate Balance                                                      3,111,526.26
                           Outstanding Certificate Balance                                                             87,203,550.47
                           Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                    Floor Amount                                                                        3,111,526.26

           Required Spread Account Amount                                                              11,118,452.68
           Beginning of Period Spread Account Balance                                                   3,144,639.95
           Spread Account Deposit (Withdrawal) from Current Distributions                                 952,471.65
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                               7,021,341.08
           Earnings on Spread Account Balance                                                              12,986.38
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Ending Spread Account Balance                                                                4,110,097.98


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.



                       CONSUMER PORTFOLIO SERVICES, INC.

              By:
                       --------------------------------------------------

              Name:                      Jeffrey P. Fritz
                       --------------------------------------------------
              Title:      Senior Vice President - Chief Financial Officer
                       --------------------------------------------------


    Current month excess servicing fee                            13.010%